                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                          Date of Report: June 29, 1999
                        (Date of earliest event reported)



                           THOMAS & BETTS CORPORATION
             (Exact name of registrant as specified in its charter)



          Tennessee                                           1-4682
(State or Other Jurisdiction                          (Commission File Number)
      of Incorporation)

                                   22-1326940
                        (IRS Employer Identification No.)


         8155 T&B Boulevard
         Memphis, Tennessee                                          38125
        (Address of Principal                                      (ZIP Code)
         Executive Offices)



               Registrant's Telephone Number, Including Area Code:
                                 (901) 252-8000

ITEM 5.           OTHER EVENTS

         On June 29, 1999, Thomas & Betts Corporation (the "Registrant") provided, by the press release attached as Exhibit 20 to this report, and incorporated herein by reference, updated information regarding its pending merger with AFC Cable Systems, Inc.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits


         20       Press Release of the Registrant dated June 29, 1999.

                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Thomas & Betts Corporation
                                        (Registrant)




                                        By:     /s/ Jerry Kronenberg
                                            ----------------------------------
                                                Jerry Kronenberg
                                        Title:  Vice President-General Counsel
                                                and Secretary



Date: July 7, 1999

                                  Exhibit Index

EXHIBIT                  DESCRIPTION OF EXHIBITS


  20       Press Release of Registrant dated June 29, 1999.